UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Helios High Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Shareholder Services

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE

Re: Helios High Income Fund, Inc.

Dear Shareholder:

We have been trying to contact you regarding a very important matter pertaining to your investment in Helios High Income Fund, Inc. This matter pertains to an important operating initiative for the Fund which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-866-745-0270 extension 8956 between 9:00 a.m. and 10:00 p.m. EST Monday through Friday. At the time of the call please reference the number listed below.  Thank you in advance for your assistance.

Sincerely,

/s/ Brian F. Hurley
Brian F. Hurley
President
Helios High Income Fund, Inc.

ID NUMBER:                  1234567

AST FUND SOLUTIONS	Global Resources
1200 Wall Street West • Lyndhurst, NJ 07071 • Tel: 800-217-0538	Local Service
Customized Solutions

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Helios High Income Fund, Inc.

Brookfield Place, 250 Vesey Street, New York, New York, 10281

July 7, 2014

Dear Shareholder:

Helios High Income Fund, Inc. recently sent to you proxy material regarding the upcoming Special Meeting of Shareholders.  Your important proxy voting instructions are needed on a proposal affecting the Fund.  The Special Meeting is scheduled to be held on Friday, July 18, 2014 at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, New York, New York 10281, at 8:30 a.m., New York time.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement.  To simplify matters we have included an additional copy of your proxy card(s) for your convenience.  Should you have any questions about the proposal, or about how to vote, please call 1-866-745-0270 extension 8956.

Thank you in advance for your attention to this important matter.

Sincerely,

/s/ Brian F. Hurley
Brian F. Hurley
President
Helios High Income Fund, Inc.

Voting is easy. Please take a moment now to cast your vote using one of the voting options listed below:

1. Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.

2. Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

OBO-8956